UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019 (February 7, 2019)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Michael Lynton was elected by the stockholders of Warner Music Group Corp. (the “Company”), effective February 7, 2019, to fill a vacancy on the board of directors (the “Board”). Mr. Lynton was appointed Chairman of the Board by the directors of the Company. He will hold office until the next annual general meeting of shareholders or until removed from office in accordance with the Company’s bylaws. There was no arrangement or understanding between Mr. Lynton and any other person pursuant to which he was selected as a director.

Michael Lynton, 59, is currently the Chairman of the Board of Snap, Inc., a position he has held since 2016 after joining Snap Inc.’s board in 2013. Previously, Mr. Lynton served as the CEO of Sony Entertainment from April 2012 until February 2017, overseeing Sony’s global entertainment businesses, including Sony Music Entertainment, Sony/ATV Music Publishing and Sony Pictures Entertainment. Mr. Lynton also served as Chairman and CEO of Sony Pictures Entertainment since January 2004. Prior to joining Sony Pictures, he worked for Time Warner and served as CEO of AOL Europe, President of AOL International and President of Time Warner International. He earlier served as Chairman and CEO of Pearson plc’s Penguin Group where he oversaw the acquisition of Putnam, Inc. and extended the Penguin brand to music and the Internet.

Michael currently serves on the Board of Snap, Inc., Pearson plc., and Ares Management, L.P. He is a member of the Harvard Board of Overseers and serves on the boards of the Los Angeles County Museum of Art, the Tate, and the Rand Corporation. Mr. Lynton holds a B.A. in History and Literature from Harvard College, where he also received his M.B.A.

The Company believes Mr. Lynton’s various experiences in the entertainment industry, advising and managing companies, among other qualifications described above, give him the qualifications and skills to serve as a director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Director Compensation

Mr. Lynton will be entitled to an annual retainer of $350,000, payable quarterly in arrears, for his service as a director on the Company’s Board and reimbursement of his fees and expenses, including fees incurred in connection with travel to meetings.

On February 12, 2019, the Company issued a press release announcing the election of Mr. Lynton to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

The information under Item 5.02 above is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release issued by Warner Music Group Corp. on February 12, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Warner Music Group Corp. on February 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: February 12, 2019

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